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EXHIBIT 10.11

AMENDMENT TO
LICENSE AGREEMENT
BETWEEN
CALORIE MANAGEMENT SYSTEMS, INC.
AND
SENSORS FOR MEDICINE AND SCIENCE, INC.

        Section 13.2 of the License Agreement Between Calorie Management Systems, Inc. and Sensors for Medicine and Science dated August 17, 1999 is hereby amended as of October 30, 1999 by the mutual consent of SMSI and CMS to read:

        ... SMSI will provide 100 prototype Oxygen Sensors to CMS within four (4) months of the date of this agreement...

CALORIE MANAGEMENT SYSTEMS, INC.
By:	/s/ Noel L. Johnson
Name: Noel L. Johnson Title: President & COO Date: October 30, 1999
SENSORS FOR MEDICINE AND SCIENCE, INC.
By:	/s/ Marc R. Schneebaum
Name: Marc R. Schneebaum Title: President & COO Date: November 1, 1999

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  EXHIBIT 10.11
AMENDMENT TO LICENSE AGREEMENT BETWEEN CALORIE MANAGEMENT SYSTEMS, INC. AND SENSORS FOR MEDICINE AND SCIENCE, INC.